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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) December 30, 1998

                  Residential Asset Funding Corporation
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          (Exact name of registrant as specified in its charter)



          North Carolina                333-44409          56-2064715
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 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)

     301 South College Street
    Charlotte, North Carolina                              28202-6001
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 (Address of Principal Executive                           (Zip Code)
             Offices)


    Registrant's telephone number, including area code (704) 374-4868
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                                No Change
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      (Former name or former address, if changed since last report)


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
      Item 5.     Other Events


                  Residential Asset Funding Corporation has previously registered the offer and sale of its First Greensboro Home Equity Asset-Backed Notes, Series 1998-1 (the "Notes").


                  The following exhibit which relates specifically to the Notes is included with this Current Report:


      Item 7(c).  Exhibits


                  10.1 Monthly Payment Date Statement distributed to Noteholders, dated December 28, 1998

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                                    SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                     RESIDENTIAL ASSET FUNDING CORPORATION
                           as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1 Registrant


                                    By: /s/ Wallace Saunders
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                                        Name:  Wallace Saunders
                                        Title: Assistant Vice President


Dated:  December 30, 1998

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                                  EXHIBIT INDEX




Exhibit No.       Description
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Exhibit 10.1.     Monthly Payment Date Statement distributed to
                  Noteholders, dated July 27, 1998